EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

                      Available; DEALNAME ss 'MALT04_7G3'
================================================================================


--------------------------------------------------------------------------------
Pool Summary                               COUNT                 UPB         %
--------------------------------------------------------------------------------
Conforming                                   508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $41,079,716.40
Data as of Date: 2004-07-01
GROSS WAC: 6.7384%
NET WAC: 6.463%
% SF/PUD: 63.44%
% FULL/ALT: 60.16%
% CASHOUT: 30.43%
% PURCHASE: 54.84%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 77.07%
% FICO > 679: 69.59%
% NO FICO: 0.32%
WA FICO: 705
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.32%
CALIFORNIA %: 7.01%
Latest Maturity Date: 20340701
Loans with Prepay Penalties: 4.32%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                               COUNT                 UPB         %
--------------------------------------------------------------------------------
30 YR FXD                                    508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                           COUNT                 UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           115      $ 4,245,762.00      9.58%
$50,000.01 - $100,000.00                     219       15,873,743.00     35.82
$100,000.01 - $150,000.00                    135       16,712,920.00     37.71
$150,000.01 - $200,000.00                     22        3,711,001.00      8.37
$200,000.01 - $250,000.00                     17        3,770,700.00      8.51
--------------------------------------------------------------------------------
Total:                                       508      $44,314,126.00    100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $250,000.00
Average: $87,232.53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                             COUNT                 UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           129      $ 5,018,131.00     11.33%
$50,000.01 - $100,000.00                     240       19,008,620.00     42.93
$100,000.01 - $150,000.00                    106       13,757,130.00     31.07
$150,000.01 - $200,000.00                     22        4,013,646.00      9.06
$200,000.01 - $250,000.00                     11        2,483,216.00      5.61
--------------------------------------------------------------------------------
Total:                                       508      $44,280,744.00    100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $250,000.00
Average: $87,166.82
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                 COUNT                 UPB         %
--------------------------------------------------------------------------------
6.251% - 6.500%                              169      $13,666,715.00     33.27%
6.501% - 6.750%                              183       14,657,495.00     35.68
6.751% - 7.000%                              106        8,721,185.00     21.23
7.001% - 7.250%                               32        2,514,698.00      6.12
7.251% - 7.500%                                8          632,887.00      1.54
7.501% - 7.750%                                9          793,991.00      1.93
8.501% - 8.750%                                1           92,747.00      0.23
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 6.420%
Maximum: 8.750%
Weighted Average: 6.738%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                   COUNT                 UPB         %
--------------------------------------------------------------------------------
6.001% - 6.250%                              182      $14,509,297.00     35.32%
6.251% - 6.500%                              190       15,614,926.00     38.01
6.501% - 6.750%                               94        7,807,120.00     19.00
6.751% - 7.000%                               24        1,628,749.00      3.96
7.001% - 7.250%                                9          758,511.00      1.85
7.251% - 7.500%                                8          668,366.00      1.63
8.251% - 8.500%                                1           92,747.00      0.23
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 6.095%
Maximum: 8.500%
Weighted Average: 6.463%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                  COUNT                 UPB         %
--------------------------------------------------------------------------------
241 - 300                                      3      $   242,823.00      0.59%
301 - 359                                      2          247,856.00      0.60
360 - 360                                    503       40,589,037.00     98.81
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity          COUNT                 UPB         %
--------------------------------------------------------------------------------
241 - 300                                      3      $   242,823.00      0.59%
301 - 359                                    273       22,749,200.00     55.38
360 - 360                                    232       18,087,693.00     44.03
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 298
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 1, 2004 07:57                     Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                      Available; DEALNAME ss 'MALT04_7G3'
================================================================================


--------------------------------------------------------------------------------
Seasoning                                  COUNT                 UPB         %
--------------------------------------------------------------------------------
<= 0                                         235      $18,330,694.00     44.62%
1 - 1                                        127        9,884,991.00     24.06
2 - 2                                         73        6,240,041.00     15.19
3 - 3                                         50        4,546,900.00     11.07
4 - 4                                         11          979,614.00      2.38
5 - 5                                          3          199,994.00      0.49
6 - 6                                          1          223,821.00      0.54
7 - 12                                         7          656,958.00      1.60
13 - 24                                        1           16,703.00      0.04
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 14
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                COUNT                 UPB         %
--------------------------------------------------------------------------------
0 - 0                                          1      $   132,742.00      0.32%
580 - 589                                      1          132,000.00      0.32
600 - 609                                      2          157,700.00      0.38
610 - 619                                      6          651,319.00      1.59
620 - 629                                     12          611,718.00      1.49
630 - 639                                     21        1,530,574.00      3.73
640 - 649                                     15        1,186,063.00      2.89
650 - 659                                     29        2,815,818.00      6.85
660 - 669                                     35        2,407,939.00      5.86
670 - 679                                     37        2,866,509.00      6.98
680 - 689                                     37        3,229,976.00      7.86
690 - 699                                     34        2,869,950.00      6.99
700 - 709                                     51        3,849,801.00      9.37
710 - 719                                     39        2,904,976.00      7.07
720 - 729                                     45        4,081,066.00      9.93
730 - 739                                     36        2,731,325.00      6.65
740 - 749                                     17        1,272,165.00      3.10
750 - 759                                     20        1,599,129.00      3.89
760 - 769                                     20        1,889,545.00      4.60
770 - 779                                     19        1,639,082.00      3.99
780 - 789                                     14        1,267,709.00      3.09
790 - 799                                     14        1,087,330.00      2.65
800 - 809                                      2           87,093.00      0.21
810 - 819                                      1           78,188.00      0.19
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 812
Weighted Average: 705
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                        COUNT                 UPB         %
--------------------------------------------------------------------------------
20.001% - 25.000%                              1      $    49,000.00      0.12%
25.001% - 30.000%                              3          236,804.00      0.58
30.001% - 35.000%                              2          250,230.00      0.61
35.001% - 40.000%                              2          124,838.00      0.30
40.001% - 45.000%                              6          522,903.00      1.27
50.001% - 55.000%                              7          645,328.00      1.57
55.001% - 60.000%                             15        1,687,487.00      4.11
60.001% - 65.000%                             26        2,325,837.00      5.66
65.001% - 70.000%                             47        4,829,419.00     11.76
70.001% - 75.000%                             49        3,891,708.00      9.47
75.001% - 80.000%                            173       13,779,987.00     33.54
80.001% - 85.000%                             26        2,408,848.00      5.86
85.001% - 90.000%                            151       10,327,328.00     25.14
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 77.07%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio               COUNT                 UPB         %
--------------------------------------------------------------------------------
20.001% - 25.000%                              1      $    49,000.00      0.12%
25.001% - 30.000%                              3          236,804.00      0.58
30.001% - 35.000%                              2          250,230.00      0.61
35.001% - 40.000%                              2          124,838.00      0.30
40.001% - 45.000%                              6          522,903.00      1.27
50.001% - 55.000%                              7          645,328.00      1.57
55.001% - 60.000%                             15        1,687,487.00      4.11
60.001% - 65.000%                             26        2,325,837.00      5.66
65.001% - 70.000%                             47        4,829,419.00     11.76
70.001% - 75.000%                             48        3,786,408.00      9.22
75.001% - 80.000%                            169       13,305,457.00     32.39
80.001% - 85.000%                             27        2,440,978.00      5.94
85.001% - 90.000%                            155       10,875,028.00     26.47
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 77.22%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 1, 2004 07:57                     Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                      Available; DEALNAME ss 'MALT04_7G3'
================================================================================


--------------------------------------------------------------------------------
DTI                                        COUNT                 UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                    291      $23,959,045.00     58.32%
0.001% - 1.000%                                2          207,806.00      0.51
6.001% - 11.000%                               6          423,435.00      1.03
11.001% - 16.000%                              1          132,742.00      0.32
16.001% - 21.000%                             15        1,098,505.00      2.67
21.001% - 26.000%                             12          713,177.00      1.74
26.001% - 31.000%                             17        1,485,088.00      3.62
31.001% - 36.000%                             28        1,957,788.00      4.77
36.001% - 41.000%                             23        1,851,079.00      4.51
41.001% - 46.000%                             30        2,271,429.00      5.53
46.001% - 51.000%                             27        2,573,597.00      6.26
51.001% - 56.000%                             20        1,298,863.00      3.16
56.001% - 61.000%                             13        1,185,600.00      2.89
61.001% - 66.000%                             15        1,147,520.00      2.79
66.001% - 71.000%                              3          170,050.00      0.41
71.001% - 76.000%                              1          193,825.00      0.47
86.001% - 91.000%                              1           68,000.00      0.17
96.001% - 101.000%                             1          123,750.00      0.30
201.001% >=                                    2          218,417.00      0.53
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 53.531%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                   COUNT                 UPB         %
--------------------------------------------------------------------------------
Florida                                       58      $ 4,926,838.00     11.99%
New Jersey                                    31        3,066,078.00      7.46
California                                    22        2,880,970.00      7.01
Pennsylvania                                  46        2,867,194.00      6.98
Maryland                                      19        2,256,323.00      5.49
Virginia                                      23        2,159,586.00      5.26
Texas                                         28        2,059,044.00      5.01
Illinois                                      17        1,561,587.00      3.80
New York                                      13        1,487,677.00      3.62
Michigan                                      21        1,238,695.00      3.02
Georgia                                       16        1,222,635.00      2.98
Ohio                                          17        1,169,878.00      2.85
Indiana                                       21        1,071,287.00      2.61
Arizona                                       12        1,004,255.00      2.44
Connecticut                                    9          941,185.00      2.29
Missouri                                      15          733,242.00      1.78
North Carolina                                12          707,025.00      1.72
Kansas                                         8          696,285.00      1.69
Oklahoma                                      15          677,057.00      1.65
Tennessee                                      7          661,005.00      1.61
Colorado                                       8          656,953.00      1.60
Louisiana                                     12          612,874.00      1.49
Vermont                                        6          571,190.00      1.39
South Carolina                                 8          502,210.00      1.22
Massachusetts                                  4          486,487.00      1.18
Alabama                                        7          447,240.00      1.09
Washington                                     5          422,586.00      1.03
Delaware                                       5          417,778.00      1.02
Idaho                                          4          395,806.00      0.96
New Mexico                                     5          378,940.00      0.92
Kentucky                                       4          335,585.00      0.82
Rhode Island                                   2          283,108.00      0.69
Nevada                                         2          244,272.00      0.59
Hawaii                                         2          226,853.00      0.55
Alaska                                         1          216,960.00      0.53
District Of Columbia                           2          210,358.00      0.51
South Dakota                                   3          208,762.00      0.51
West Virginia                                  4          164,169.00      0.40
Wisconsin                                      4          149,719.00      0.36
Maine                                          1          135,600.00      0.33
Mississippi                                    1          125,625.00      0.31
Minnesota                                      1          124,761.00      0.30
Iowa                                           1           93,920.00      0.23
New Hampshire                                  1           67,682.00      0.16
Nebraska                                       1           63,884.00      0.16
Wyoming                                        1           59,899.00      0.15
Arkansas                                       2           46,819.00      0.11
Utah                                           1           41,830.00      0.10
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                             COUNT                 UPB         %
--------------------------------------------------------------------------------
States Not CA                                486      $38,198,746.00     92.99%
South CA                                      16        1,977,464.00      4.81
North CA                                       6          903,507.00      2.20
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 1, 2004 07:57                     Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                      Available; DEALNAME ss 'MALT04_7G3'
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                     COUNT                 UPB         %
--------------------------------------------------------------------------------
07462                                          8      $   599,409.00      1.46%
48111                                          6          392,364.00      0.96
33907-                                         4          344,800.00      0.84
33312                                          3          324,601.00      0.79
33409                                          3          283,664.00      0.69
Other                                        484       39,134,880.00     95.27
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                               COUNT                 UPB         %
--------------------------------------------------------------------------------
Purchase                                     297      $22,526,958.00     54.84%
Cash Out Refi                                142       12,500,119.00     30.43
Rate & Term Refi                              69        6,052,640.00     14.73
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                          COUNT                 UPB         %
--------------------------------------------------------------------------------
No                                           366      $28,579,598.00     69.57%
Yes                                          142       12,500,119.00     30.43
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                              COUNT                 UPB         %
--------------------------------------------------------------------------------
Full                                         328      $24,621,537.00     59.94%
No Doc                                        62        5,828,616.00     14.19
Full Doc DU/LP                                52        3,676,566.00      8.95
No Income No Asset                            31        3,399,298.00      8.27
Stated Income Full Asset                      17        1,466,432.00      3.57
Asset Only                                     7          769,720.00      1.87
No Ratio                                       4          490,327.00      1.19
Stated Doc                                     3          480,630.00      1.17
Super Select                                   1          132,742.00      0.32
Streamline                                     2          121,103.00      0.29
Alternate                                      1           92,747.00      0.23
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                              COUNT                 UPB         %
--------------------------------------------------------------------------------
Single Family                                294      $21,756,024.00     52.96%
Two Family                                    77        7,122,600.00     17.34
Pud                                           35        3,536,922.00      8.61
Low Rise Condo (2-4 floors)                   34        2,821,332.00      6.87
Condomimium                                   29        2,377,664.00      5.79
Three Family                                  11        1,502,644.00      3.66
Four Family                                    5          648,988.00      1.58
Single Family Attached                        11          498,700.00      1.21
High Rise Condo (gt 8 floors)                  5          393,670.00      0.96
Pud Detached                                   4          269,212.00      0.66
Townhouse                                      3          151,959.00      0.37
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                  COUNT                 UPB         %
--------------------------------------------------------------------------------
Investor Occupied                            508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                COUNT                 UPB         %
--------------------------------------------------------------------------------
0.000                                        491      $39,306,677.00     95.68%
6.000                                          2          281,000.00      0.68
36.000                                         5          449,540.00      1.09
60.000                                        10        1,042,499.00      2.54
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
wa Term: 1.958
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                               COUNT                 UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                           506      $40,931,466.00     99.64%
                                               2          148,250.00      0.36
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                              COUNT                 UPB         %
--------------------------------------------------------------------------------
1                                            508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                              COUNT                 UPB         %
--------------------------------------------------------------------------------
AMIC                                           1      $    84,846.00      0.21%
Amerin                                        10          431,468.00      1.05
Assumed MI for Levels Only                     5          376,989.00      0.92
GEMICO                                        24        1,681,695.00      4.09
MGIC                                          24        1,920,571.00      4.68
PMI Mortgage Insurance                        38        3,229,908.00      7.86
Radian Guaranty                                5          305,894.00      0.74
Republic Mortgage Insurance                   12          864,211.00      2.10
Triad Guaranty Insurance Co.                   1           54,000.00      0.13
United Guaranty                               57        3,786,593.00      9.22
LTV <=80                                     331       28,343,540.00     69.00
--------------------------------------------------------------------------------
Total:                                       508      $41,079,716.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 1, 2004 07:57                     Page 4 of 4